BANK OF AMERICA, N.A.

To:               RAMP Series 2006-RS4 Trust,
                  acting through JPMorgan Chase Bank N.A.,
                  not in its individual capacity, but solely in its capacity as
                  Trustee for the benefit of RAMP Series 2006-RS4 Trust

                  600 Travis, 9th Floor
                  Houston, TX 77002

Attn:             RAMP Series 2006-RS4 Trust
Telephone:        713.216.2177
 Fax:             713.216.4880

Cc:               Josie Knorr
Fax:              952 352 0503

From:             Bank of America, N.A.
                  233 South Wacker Drive - Suite 2800
                  Chicago
                  Illinois 60606
                  U.S.A.
Department:       Swaps Operations
Telephone:        (+1) 312 234 2732
Fax:              (+1) 866 255 1444

Date:             28th June 2006

Our Reference Number:          4656415
Internal Tracking Numbers:     13933331

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between RAMP Series 2006-RS4 Trust acting through
JPMorgan Chase Bank N.A., not in its individual capacity, but solely as Trustee for the benefit of RAMP Series 2006-RS4 Trust and Bank of America, N.A., a
national banking association organized under the laws of the United States of
America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this
Confirmation, "Party A" means Bank of America, N.A., and "Party B" means RAMP
Series 2006-RS4 Trust acting through JPMorgan Chase Bank N.A., not in its individual capacity, but solely as Trustee for the benefit of RAMP Series
2006-RS4 Trust.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), among Residential Asset
Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as
Master Servicer, and JPMorgan Chase Bank N.A., as Trustee.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

     Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that
(absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, in the case of Party B, it has entered into this Transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

     (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction and, in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

     (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                   With respect to any Calculation Period, the
                                   lesser of:

                                   (i)  The amount as set forth in Exhibit I,
                                        which is attached hereto and
                                        incorporated by reference into this
                                        Confirmation, and

                                   (ii) The aggregate outstanding principal
                                        balance of the Class A Certificates and
                                        Class M Certificates, as described in
                                        the Pooling and Servicing Agreement
                                        immediately prior to the last day of
                                        such Calculation Period.

  Trade Date:                      19th June 2006

  Effective Date:                  28th June 2006

  Termination Date:                25th October 2011, subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention

FIXED AMOUNTS:

   Fixed Rate Payer:               Party B

   Fixed Rate Payer
   Payment Dates:                  28th June 2006

   Fixed Amount:                   USD 10,010,000.00

FLOATING AMOUNTS:

   Floating Rate Payer:            Party A

   Cap Rate:                       5.15000 per cent

   Early Payment:                  Applicable, 2 Business Days prior to each
                                   Floating Rate Payer Period End Date

   Floating Rate Payer
   Period End Dates:               The 25th of each Month, commencing on 25th
                                   July 2006 and ending on the Termination Date
                                   subject to adjustment in accordance with the
                                   Following Business Day Convention.

   Floating Rate for initial
   Calculation Period:             to be determined

   Floating Rate Option:           USD-LIBOR-BBA

   Designated Maturity:            1 Month

   Spread:                         None

   Floating Rate Day

   Count Fraction:                 Actual/360

   Reset Dates:                    First day of each Calculation Period.

   Business Days:                  New York

   Administration Fee:             On 28th June 2006, subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention, Party B will pay USD 25,000.00 to
                                   Party A

3. FORM MASTER AGREEMENT.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form
Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

     (i) The Events of Default specified under Sections 5(a)(ii), 5(a)(iii),
5(a)(iv), 5(a)(v), 5(a)(vi) and Sections 5(b)(ii) and 5(b)(iii) of the Form
Master Agreement will not apply to Party A or to Party B. With respect to Party
B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

     (j) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of
Default or Additional Termination Event or otherwise, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for the purposes of this Transaction.

4. RECORDING OF CONVERSATIONS.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5. CREDIT SUPPORT DOCUMENT.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

6. CREDIT SUPPORT PROVIDER.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7. ACCOUNT DETAILS.

     Account for payments to Party A:
                    USD
       NAME:        BANK OF AMERICA NA
       CITY:        NEW YORK
       ABA #:       026009593
       ATTN:        BOFAUS3N
       NAME:        BANK OF AMERICA NA
       CITY:        CHARLOTTE
       ACCT:        6550219386
       ATTN:        RATE DERIVATIVE SETTLEMENTS
       ATTN:        BOFAUS6SGDS

       Account for payments to Party B:

       JPMorgan Chase Bank N.A.
       ABA # 021000021
       Account # 00103409232
       REF: RAMP06RS4
       OBI:  Joanne Murray
       REF Acct # 10500468.1

8. OFFICES.

     The Office of Party A for this Transaction is:   Charlotte, North Carolina
                                                      Please send reset notices
                                                      to fax no.
                                                      (+1) 866 218 8487

     The Office of Party B for this Transaction is:   St. Paul, MN

9. ADDITIONAL PROVISIONS.

     (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a), excluding
Section 5(a)(vii), of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and (ii) Y shall be entitled to designate an Early
Termination Date (a) pursuant to Section 10 below and/or (b) pursuant to Section
6 of the Form Master Agreement only as a result of the occurrence of a
Termination Event set forth in Section 5(b)(i) of the Form Master Agreement with respect to Y as the Affected Party.

     (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party A shall immediately, at its own cost, post Eligible
Collateral (as designated in the approved Credit Support Annex), to secure Party
B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof. The Eligible Collateral to be posted and the
Credit Support Annex to be executed and delivered shall be subject to the Rating
Agency Condition. Valuation and posting of Eligible Collateral shall be made weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party;
provided, however, that Party A's obligations to find a transferee and to post
Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's"), to the extent such obligations are rated by S&P or Moody's. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when
S&P and Moody's have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.
Notwithstanding the forgoing, in the event the long-term senior unsecured deposit ratings of Party A ceases to be at least BBB- or is withdrawn by S&P, to the extent such obligations are rated by S&P, Party A shall, within 10 Business
Days of such occurrence, transfer (at its own cost) its rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency
Condition.

10. ADDITIONAL TERMINATION EVENT.

     The failure by Party A to comply with Section 9(b) hereof or to transfer its rights and obligations hereunder shall constitute an Additional Termination
Event for which Party A shall be the sole Affected Party.

11. WAIVER OF RIGHT TO TRIAL BY JURY.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12. ELIGIBLE CONTRACT PARTICIPANT.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13. NOTICE BY FACSIMILE TRANSMISSION.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14. REPRESENTATIONS.

     Party B represents that: (a) it is directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (b) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) do not violate any material obligation of such Party; (c) as of the date hereof, all conditions precedent to the issuance of the Certificates have been satisfied or waived; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction
Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing
Agreement and the other Transaction Documents to which Party B is a party constitutes the legal, valid and binding obligations of Party B, enforceable against Party B in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors'
rights generally; (f) the Pooling and Servicing Agreement and the other
Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the
Pooling and Servicing Agreement and the other Transaction Documents to which
Party B is a party, except such as may have been delivered to Party A and to
Party B; (g) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which
Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15. MULTIBRANCH PARTY.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a
Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16. USA PATRIOT ACT NOTICE.

     Party A hereby notifies Party B that pursuant to the requirements of the
USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001))
(the "Patriot Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of
Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.

17. OTHER PROVISIONS.

     (a) Calculation Agent. If applicable, the Calculation Agent is Party A.

     (b) Addresses for notices.

         With respect to Party A:

         As set forth on page 1 hereof and the fax no. set forth in
         Section 8 hereof.

         With respect to Party B:

Address: RAMP Series 2006 RS4 Trust
         C/O of JPMorgan Chase Bank N.A
         600 Travis, 9th Floor
         Houston, TX 77002
         Facsimile No: 713.216.4880
         Tel: 713.216.2177

         with a copy to:

Address: Residential Funding Corporation
         8400 Normandale Lake Blvd. Suite 600
         Minneapolis, MN 55437
         Attention: Josie Knorr
         Facsimile No.: 952-352-0503
         Telephone No: 952-857-6560 (For all purposes)

     (c) For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (d) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (e) Party A may assign or transfer its rights and obligations hereunder to any entity so long as the Rating Agency Condition is satisfied. This Transaction shall not be amended or modified pursuant to Section 9(b) of the Form Master
Agreement unless the Rating Agency Condition is satisfied.

     (f) Payer Representations. For the purpose of Section 3(e) of the Form
Master Agreement, Party A and Party B make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or

withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Form Master Agreement) to be made by it to the other party under the Form Master Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form Master Agreement, (ii) the
satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the
Form Master Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Form
Master Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii)
and the other party does not deliver a form or document under Section 4(a)(iii)
by reason of material prejudice to its legal or commercial position.

     (g) Payee Representations. For the purpose of Section 3(f) of the Form
Master Agreement, Party A and Party B make the following representations:

     The following representation applies to Party A: Party A is a national banking association organized under the laws of the United States of America and the federal taxpayer identification number is 94-1687665.

     JPMorgan Chase Bank N.A. is the Trustee under the Pooling and Servicing
Agreement.

     (h) For the purpose of Section 4(a)(i) and (ii) of the Form Master
Agreement, each Party agrees to deliver the following documents as applicable:

(a) Tax forms, documents or certificates to be delivered are:-

----------------------------------------------------------------------------------------------------------------------
        PARTY REQUIRED TO DELIVER
                DOCUMENT                        FORM/DOCUMENT/CERTIFICATE             DATE BY WHICH TO DELIVERED
----------------------------------------------------------------------------------------------------------------------

Party B.                                   An executed U.S. Internal Revenue     (i) Before the first Payment Date
                                           Service Form W-9 (or any successor    hereunder, (ii) promptly upon
                                           thereto).                             reasonable demand by Party A and
                                                                                 (iii) promptly upon learning that
                                                                                 any such form previously provided
                                                                                 to Party A has become obsolete
                                                                                 or incorrect.
----------------------------------------------------------------------------------------------------------------------

(b) Other documents to be delivered are:

------------------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER               FORM/DOCUMENT/                  DATE BY WHICH TO BE       COVERED BY SECTION
         DOCUMENT                         CERTIFICATE                        DELIVERED            3(D) REPRESENTATION
------------------------------------------------------------------------------------------------------------------------

Party A and Party B.        Incumbency certificate or other          Concurrently with the               Yes.
                            documents evidencing the authority of    execution of this
                            the party entering into this agreement   agreement or of any
                            or any other document executed in        other documents executed
                            connection with this agreement.          in connection with this
                                                                     agreement.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER               FORM/DOCUMENT/                  DATE BY WHICH TO BE       COVERED BY SECTION
         DOCUMENT                         CERTIFICATE                        DELIVERED            3(D) REPRESENTATION
------------------------------------------------------------------------------------------------------------------------

Party B.                    Copy of each report or other document    Promptly upon request by            Yes.
                            required to be delivered by or to        Party A, or with respect
                            Party B under the terms of the Pooling   to any particular type
                            and Servicing Agreement, other than      of report or other
                            those required to be delivered           document as to which
                            directly by the Trustee to Party A       Party A has previously
                            thereunder.                              made request to receive
                                                                     all reports or documents
                                                                     of  that type, promptly
                                                                     upon delivery or receipt
                                                                     of such report or document
                                                                     by Party B, and delivery
                                                                     shall be satisfied by
                                                                     posting such report on
                                                                     Party B's  website
                                                                     http://www.jpmorgan.com/sfr
------------------------------------------------------------------------------------------------------------------------
Party A and Party B.        Legal opinion from counsel for each      Concurrently with the                No.
                            party concerning due authorization,      execution of this
                            enforceability and related matters,      agreement
                            addressed to the other party and
                            acceptable to the other party.

--------------------------- --------------------------------------- --------------------------- ------------------------
Party A and Party B.        Certified copies of all corporate,       Upon execution and                   Yes.
                            partnership, trust or membership         delivery of this
                            authorizations, as the case may be,      agreement.
                            and any other documents with respect
                            to the execution, delivery and
                            performance of this agreement and any
                            Credit Support Document
------------------------------------------------------------------------------------------------------------------------
Party A and Party B.        Indemnification agreement executed by    Concurrently with                     No.
                            each Party with respect to               printing of any
                            information included in any              preliminary prospectus
                            preliminary prospectus supplement and    supplement and the
                            the prospectus supplement related to     prospectus supplement
                            the Class A and Class M Certificates.    related to the Class A
                                                                     and Class M Certificates.
------------------------------------------------------------------------------------------------------------------------

                                       11

------------------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER               FORM/DOCUMENT/                  DATE BY WHICH TO BE       COVERED BY SECTION
         DOCUMENT                         CERTIFICATE                        DELIVERED            3(D) REPRESENTATION
------------------------------------------------------------------------------------------------------------------------

Party A                     Any document required to be delivered    As provided for in                   Yes.
                            pursuant to section 18 of this           section 18
                            Confirmation within the Response
                            Period set forth in section 18
------------------------------------------------------------------------------------------------------------------------

                                       10

     (i) "Affiliate" will have the meaning specified in Section 14 of the Form
Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

     (j) Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all
Certificates (as such term is defined in the Pooling and Servicing Agreement)
issued by Party B pursuant to the Pooling and Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B.
Nothing herein shall prevent Party A from participating in any such proceeding once commenced. This subsection (j) shall survive termination of this
Confirmation

     (k) Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by JPMorgan Chase Bank N.A. , not individually or personally but solely as trustee ("Trustee") of Party B, in the exercise of the powers and authority conferred and vested in it and that Trustee shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Trustee but is made and intended for the purpose of binding only
Party B, (iii) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve
Trustee from performing its duties and obligations under the Pooling and
Servicing Agreement in accordance with the standard of care set forth therein, and (iv) under no circumstances shall Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents.

     (l) The Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of
Section 5(a)(i) of the Form Master Agreement.

                                       12

     (m) Severability. If any term, provision, covenant, or condition of this
Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

     The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

     (n) Notwithstanding anything to the contrary contained herein, none of
Party B or any of its officers, directors, or shareholders (the "Non-recourse
Parties") shall be personally liable for the payment by or on behalf of RAMP
Series 2006-RS4 Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the
Non-recourse Parties, and Party A shall not have the right to proceed directly against RAMP Series 2006-RS4 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

18. COMPLIANCE WITH REGULATION AB.

     (a) Party A has been advised that Residential Funding Corporation ("RFC")
and Residential Asset Mortgage Products, Inc. ("RAMP") are required under
Regulation AB under the Securities Act of 1933 and the Securities Exchange Act
of 1934, as amended ("Regulation AB"), to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this
Confirmation, as calculated from time to time in accordance with Item 1115 of
Regulation AB.

     (b) If required, Party A shall provide to RFC or RAMP the applicable financial information described under Item 1115 of Regulation AB (the "Reg AB
Information") within ten (10) Local Business Days of receipt of a written request for such Reg AB Information by RFC or RAMP (the "Response Period"), so
long as RFC or RAMP has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however that if Party A in good faith determines that it is unable to provide the Reg AB Information within the Response Period, then, subject to the Rating Agency Condition, (i)
Party A shall cause a Reg AB Approved Entity (as defined below) to replace Party
A as party to this Confirmation on terms substantially similar to this
Confirmation prior to the expiration of the Response Period, and (ii) such Reg
AB Approved Entity shall provide the Reg AB Information prior to the expiration of the Response Period. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the
"Approved Rating Thresholds". "Approved Rating Thresholds" shall mean an entity that has a long-term and short-term senior unsecured deposit rating of at least
A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch. If RFC or RAMP requests (in writing) the Reg AB Information from Party A, then Party B shall cause RFC or
RAMP to promptly (and in any event within three (3) Local Business Days of the date of the request for the Reg AB

                                       13

Information) provide Party A with a written explanation of how the significance percentage was calculated.

     (c) Party A (or, if applicable, the Reg AB Approved Entity) shall indemnify and hold harmless the RFC, RAMP, their respective directors or officers and any person controlling the RFC or RAMP, from and against any and all losses, claims, damages and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any information that Party A or such
Reg AB Approved Entity, as applicable, provides to RFC or RAMP pursuant to this
Section 18 (the "Party A Information") or caused by any omission or alleged omission to state in the Party A Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any failure by
Party A to deliver any information or other material when and as required under this Section 18. RFC and RAMP shall be third party beneficiaries of Section 18.
RFC and RAMP shall be entitled to the rights and benefits of Section 18 and may enforce the provisions of Section 18 as if they were a party hereto.

19. BANKRUPTCY.

Each party hereto acknowledges that:

     (a) This Confirmation, including any Credit Support Document, is a "master netting agreement" as defined in the U.S. Bankruptcy Code (the "Code"), and a
"netting contract" as defined in the netting provisions of the Federal Deposit
Insurance Corporation Improvement Act of 1991 ("FDICIA"), and this Confirmation, including any Credit Support Document, and the Transaction hereby is of a type set forth in Section 561(a)(1)-(5) of the Code;

     (b) Party A is a "master netting agreement participant," a "financial institution," a "financial participant," a "forward contract merchant" and a
"swap participant" as defined in the Code, and a "financial institution" as defined in the netting provisions of FDICIA;

     (c) The remedies provided herein, and in any Credit Support Document, are the remedies referred to in Section 561(a), Sections 362(b)(6), (7), (17) and
(27), and Section 362(o) of the Code, and in Section 11(e)(8)(A) and (C) of the
Federal Deposit Insurance Act;

     (d) All transfers of cash, securities or other property under or in connection with this Confirmation, any Credit Support Document or the
Transaction hereby are "margin payments," "settlement payments" and "transfers"
under Sections 546(e), (f), (g) or (j), and under Section 548(d)(2) of the Code;
and

     (e) Each obligation under this Confirmation, any Credit Support Document or the Transaction hereby is an obligation to make a "margin payment," "settlement payment" and "payment" within the meaning of Sections 362, 560 and 561 of the
Code.

                  [remainder of page intentionally left blank]

                                       14

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. (+1) 866 255 1444). Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

Bank of America, N.A.

By: /s/ Luis Casas
    --------------------------------------------
    Name:  Luis Casas
    Title:  Vice President

Confirmed as of the date above:

RAMP Series 2006-RS4 Trust

By: JPMorgan Chase Bank N.A., not in its individual capacity, but solely in its capacity as Trustee for the benefit of RAMP Series 2006-RS4 Trust

By: /s/ Joanne Murray
    --------------------------------------------
    Name:  Joanne Murray
    Title:  Assistant Vice President

                                       15

                          EXHIBIT I TO THE CONFIRMATION
                              OUR REF. NO. 4656415

-----------------------------------------------------------------------
           For the Calculation Periods
-------------------------------------------------      Notional Amount
   From and including*:       To but excluding*:          in USD:
-----------------------------------------------------------------------

-----------------------------------------------------------------------
         The Effective Date            25-Jul-2006                0.00
-----------------------------------------------------------------------
                25-Jul-2006            25-Aug-2006      871,272,546.99
-----------------------------------------------------------------------
                25-Aug-2006            25-Sep-2006      858,494,226.46
-----------------------------------------------------------------------
                25-Sep-2006            25-Oct-2006      843,267,729.44
-----------------------------------------------------------------------
                25-Oct-2006            25-Nov-2006      825,643,479.76
-----------------------------------------------------------------------
                25-Nov-2006            25-Dec-2006      805,664,305.50
-----------------------------------------------------------------------
                25-Dec-2006            25-Jan-2007      783,441,119.76
-----------------------------------------------------------------------
                25-Jan-2007            25-Feb-2007      759,401,537.79
-----------------------------------------------------------------------
                25-Feb-2007            25-Mar-2007      733,927,966.41
-----------------------------------------------------------------------
                25-Mar-2007            25-Apr-2007      707,354,774.81
-----------------------------------------------------------------------
                25-Apr-2007            25-May-2007      681,407,982.13
-----------------------------------------------------------------------
                25-May-2007            25-Jun-2007      656,375,839.18
-----------------------------------------------------------------------
                25-Jun-2007            25-Jul-2007      632,208,502.34
-----------------------------------------------------------------------
                25-Jul-2007            25-Aug-2007      608,908,867.42
-----------------------------------------------------------------------
                25-Aug-2007            25-Sep-2007      586,336,195.18
-----------------------------------------------------------------------
                25-Sep-2007            25-Oct-2007      564,519,751.51
-----------------------------------------------------------------------
                25-Oct-2007            25-Nov-2007      543,469,342.72
-----------------------------------------------------------------------
                25-Nov-2007            25-Dec-2007      523,020,412.43
-----------------------------------------------------------------------
                25-Dec-2007            25-Jan-2008      502,831,001.06
-----------------------------------------------------------------------
                25-Jan-2008            25-Feb-2008      482,427,629.05
-----------------------------------------------------------------------
                25-Feb-2008            25-Mar-2008      452,514,390.38
-----------------------------------------------------------------------
                25-Mar-2008            25-Apr-2008      422,633,551.98
-----------------------------------------------------------------------
                25-Apr-2008            25-May-2008      394,922,637.35
-----------------------------------------------------------------------
                25-May-2008            25-Jun-2008      369,430,108.77
-----------------------------------------------------------------------
                25-Jun-2008            25-Jul-2008      346,271,678.06
-----------------------------------------------------------------------
                25-Jul-2008            25-Aug-2008      330,147,959.53
-----------------------------------------------------------------------
                25-Aug-2008            25-Sep-2008      315,863,939.34
-----------------------------------------------------------------------
                25-Sep-2008            25-Oct-2008      302,227,369.78
-----------------------------------------------------------------------
                25-Oct-2008            25-Nov-2008      289,158,645.51
-----------------------------------------------------------------------
                25-Nov-2008            25-Dec-2008      276,628,946.17
-----------------------------------------------------------------------
                25-Dec-2008            25-Jan-2009      264,614,667.30
-----------------------------------------------------------------------
                25-Jan-2009            25-Feb-2009      253,093,353.87
-----------------------------------------------------------------------

                                   Exhibit I-1

                25-Feb-2009            25-Mar-2009      242,043,728.49
-----------------------------------------------------------------------
                25-Mar-2009            25-Apr-2009      231,445,307.00
-----------------------------------------------------------------------
                25-Apr-2009            25-May-2009      221,280,138.23
-----------------------------------------------------------------------
                25-May-2009            25-Jun-2009      211,527,720.65
-----------------------------------------------------------------------
                25-Jun-2009            25-Jul-2009      202,170,267.81
-----------------------------------------------------------------------
                25-Jul-2009            25-Aug-2009      202,170,267.81
-----------------------------------------------------------------------
                25-Aug-2009            25-Sep-2009      202,170,267.81
-----------------------------------------------------------------------
                25-Sep-2009            25-Oct-2009      198,236,042.61
-----------------------------------------------------------------------
                25-Oct-2009            25-Nov-2009      191,010,028.71
-----------------------------------------------------------------------
                25-Nov-2009            25-Dec-2009      184,072,551.31
-----------------------------------------------------------------------
                25-Dec-2009            25-Jan-2010      177,411,300.86
-----------------------------------------------------------------------
                25-Jan-2010            25-Feb-2010      171,014,499.16
-----------------------------------------------------------------------
                25-Feb-2010            25-Mar-2010      164,870,896.82
-----------------------------------------------------------------------
                25-Mar-2010            25-Apr-2010      158,969,746.99
-----------------------------------------------------------------------
                25-Apr-2010            25-May-2010      153,300,782.54
-----------------------------------------------------------------------
                25-May-2010            25-Jun-2010      147,854,185.90
-----------------------------------------------------------------------
                25-Jun-2010            25-Jul-2010      142,620,577.09
-----------------------------------------------------------------------
                25-Jul-2010            25-Aug-2010      137,590,990.86
-----------------------------------------------------------------------
                25-Aug-2010            25-Sep-2010      132,756,834.00
-----------------------------------------------------------------------
                25-Sep-2010            25-Oct-2010      128,109,941.10
-----------------------------------------------------------------------
                25-Oct-2010            25-Nov-2010      123,642,474.86
-----------------------------------------------------------------------
                25-Nov-2010            25-Dec-2010      119,346,958.16
-----------------------------------------------------------------------
                25-Dec-2010            25-Jan-2011      115,216,184.36
-----------------------------------------------------------------------
                25-Jan-2011            25-Feb-2011      111,243,321.43
-----------------------------------------------------------------------
                25-Feb-2011            25-Mar-2011      107,421,576.40
-----------------------------------------------------------------------
                25-Mar-2011            25-Apr-2011      103,744,742.35
-----------------------------------------------------------------------
                25-Apr-2011            25-May-2011      100,206,291.28
-----------------------------------------------------------------------
                25-May-2011            25-Jun-2011       96,801,073.96
-----------------------------------------------------------------------
                25-Jun-2011            25-Jul-2011       93,523,946.88
-----------------------------------------------------------------------
                25-Jul-2011            25-Aug-2011       90,369,659.74
-----------------------------------------------------------------------
                25-Aug-2011            25-Sep-2011       87,333,201.49
-----------------------------------------------------------------------
                25-Sep-2011            25-Oct-2011       84,409,768.62
-----------------------------------------------------------------------

*All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention.

                                   Exhibit I-2